Exhibit 10.19h

REQUIRED GROUP AGENT ACTION NO. 9

This REQUIRED GROUP AGENT ACTION NO. 9 (this “Action”), dated as of November 25, 2015 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and the Depositary for the Secured Parties (the “Depositary”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”) and National Bank of Arizona (“NBAZ Agent”, and collectively with BA Agent, CS Agent, DB Agent, ING Agent and KB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto. As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.  The Borrower has requested the Required Group Agents to provide their consent to the extension of the deadline for delivering Tax Loss Policies as required under Section 11.11 of the Loan Agreement (the “Tax Loss Policy Extension”);

B.  The Required Group Agents are willing to provide their consent to the Tax Loss Policy Extension on the terms and subject to the conditions set forth in this Action; and

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.  Consents to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 2 hereof, the Administrative Agent and the Required Group Agents agree (a) to extend the deadline under Section 11.11(a) of the Loan Agreement with respect to delivery of Tax Loss Policies to December 31, 2015 (such date, the “Required Delivery Date”), (b) to extend the deadline under Section 11.11(b) of the Loan Agreement with respect to delivery of Tax Loss Policies for certain Subject Funds that became Subject Funds after the Closing Date to the later of (for each applicable Subject Fund) (i) the date that is 60 days after such Subject Fund became a Subject Fund and (ii) the Required Delivery Date, and (c) that failure to deliver any Tax Loss Policy before the Required Delivery Date shall not constitute a Default or Event of Default.

Section 2.  Conditions Precedent. This Action shall be effective upon the receipt by the Administrative Agent of counterparts of this Action, executed and delivered by each of the other parties hereto.

Section 3.  Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 4.  Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 5.  Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

Required Group Agent Action No. 9

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as Borrower

		By:	/s/ Brad Buss
		Name:	Brad Buss
		Title:	Chief Financial Officer

BANK OF AMERICA, N.A., as a Group Agent

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Managing Director

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

By:	/s/ Patrick J. Hart
Name:	Patrick J. Hart
Title:	Vice President

ING CAPITAL, LLC, as a Group Agent

By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Scott Hancock
Name:	Scott Hancock
Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Group Agent

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President

NATIONAL BANK OF ARIZONA, as a Group Agent

By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Vice President

[Signature Page to Required Group Agent Action No. 9]

Acknowledged by:
BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent

By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[Signature Page to Required Group Agent Action No. 9]